Prospectus Supplement — January 9, 2013 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
Columbia Mid Cap Value Opportunity Fund	October 1, 2012

The Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of the Summary of the Fund is hereby replaced with the following:

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class W	Class Z
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%

Other expenses	0.36%	0.36%	0.36%	0.08%	0.38%	0.36%	0.36%	0.13%	0.36%	0.36%

Total annual fund operating expenses	1.31%	2.06%	2.06%	0.78%	1.08%	1.56%	1.06%	0.83%	1.31%	1.05%

Less: Fee waiver/expense reimbursement(b)	(0.04%)	(0.04%)	(0.04%)	(0.00%)	(0.00%)	(0.04%)	(0.04%)	(0.00%)	(0.04%)	(0.04%)

Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.27%	2.02%	2.02%	0.78%	1.08%	1.52%	1.02%	0.83%	1.27%	1.02%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, through November 30, 2012 the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 1.31% for Class R4, 0.81% for Class R5 , 1.18% for Class W and 0.93% for Class Z. Beginning October 27, 2012 through November 30, 2012, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.93% for Class R4. Beginning December 1, 2012 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 0.82% for Class I, 1.12% for Class K, 1.52% for Class R, 1.02% for Class R4, 0.87% for Class R5, 1.27% for Class W and 1.02% for Class Z. These net operating expense ratios, as applicable, are shown in the table.

The rest of the section remains unchanged.

The third paragraph under the section More About Annual Fund Operating Expenses and Past Performance in the More Information About the Fund section is hereby replaced as follows:

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, as described below) through November 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 1.31% for Class R4, 0.81% for Class R5, 1.18% for Class W and 0.93% for Class Z. Beginning October 27, 2012 through November 30, 2012, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rate of 0.93% for Class R4. Beginning December 1, 2012 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 0.82% for Class I, 1.12% for Class K, 1.52% for Class R, 1.02% for Class R4, 0.87% for Class R5, 1.27% for Class W and 1.02% for Class Z.

The rest of this section remains unchanged.

Shareholders should retain this Supplement for future reference.

S-6241-4 A (1/13)